UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 3, 2022 (April 29, 2022)
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The Vita Coco Company, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40950	11-3713156
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
250 Park Avenue South
Seventh Floor
New York, New York 10003
(Address of principal executive offices) (Zip Code)
(Registrant’s telephone number, include area code) (212) 206-0763
N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.01 par value per share	COCO	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 29, 2022, Michael Kirban notified The Vita Coco Company, Inc. (the “Company”) of his resignation, effective on May 2, 2022, as Co-Chief Executive Officer and co-principal executive officer of the Company. On May 2, 2022, the Board appointed Mr. Kirban as Executive Chairman of the Company. As a result, Mr. Kirban will serve with the title of Executive Chairman and Co-Founder and continue to be an executive officer and director of the Company. The Board also determined that Martin Roper, the Company’s Co-Chief Executive Officer and director of the Board, will be designated as the sole Chief Executive Officer and principal executive officer of the Company.

In connection with Mr. Kirban’s appointment as Executive Chairman, the Board approved an amendment to that certain Amended and Restated Employment Agreement, by and between the Company and Michael Kirban, dated as of October 20, 2021 (the “Employment Agreement), to provide that (i) Mr. Kirban may not be terminated without Cause (as defined in the Employment Agreement) prior to July 1, 2023, rather than prior to July 1, 2022, with corresponding changes to dates regarding certain Board approval of such action to extend by one-year, in each case, and (ii) certain Board approval electing to transition Mr. Kirban to a part-time position will extend by one-year, in each case. Mr. Kirban’s compensation will remain unchanged and he will otherwise continue to be subject to the same terms and conditions as set forth in the Employment Agreement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE VITA COCO COMPANY, INC.

Date: May 3, 2022	By:	/s/ Yolanda Goettsch
Name: Yolanda Goettsch
Title: General Counsel